[Photo of Mario J. Gabelli]

The
Gabelli
U.S. Treasury
Money Market
Fund

                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 1996

                   The Gabelli U.S. Treasury Money Market Fund

                              One Corporate Center
                            Rye, New York 10580-1434

                            Annual Report -- 1996(a)

To Our Shareholders:

     The U.S. economy clearly was unable to sustain the growth rate from the first half of 1996 through the third quarter. While second quarter Gross Domestic Product growth came in at a robust 4.8%, expectations for the third quarter are more in the 1.5% to 2% range. Job growth for the third quarter started out looking fairly impressive as non-farm payrolls for July and August were announced at 228,000 and 240,000, respectively. But those numbers, which were more or less anticipated by the market, were long forgotten when it was announced by the Labor Department that we had actually lost 40,000 jobs in September. The market, which had been clearly pointing to a post election Fed tightening in November, quickly decided that the Fed will be on hold for the time being. The market then proceeded to trade up dramatically to the top end of a perceived trading range.

     The market continues to focus on a perceived tight labor situation and the possibility that increased wage pressures will translate to higher inflation numbers in the future. So far, inflation fears have not materialized. Both producer and consumer price indices have been stable. The data continues to be mixed. Recent housing and retail sales reports show disappointment but consumer confidence remains relatively high. Adding to the confusion is a Dow over 6000 and leading indicators showing moderate improvement ahead.

     The fluctuations in day-to-day economic releases and other factors, such as the relatively low rates overseas vis-a-vis the United States, have helped to define the trading range that the fixed income market has been in for months now. We believe that the market will remain in this trading range for the near-term and we continue to focus on exploitation of the volatility within that range by trading the market to enhance total return on the investments in your portfolio.

----------
(a)  The Fund's fiscal year ends September 30, 1996.

Investment Results

     We have completed the fiscal year as one of the leading money market funds which invest exclusively in U.S. Treasury Securities. The 7-day annualized yield and the 30-day annualized yield on September 30, 1996 were 4.90% and 4.86%, respectively. From the Fund's inception on October 1, 1992 through September 30, 1996, the Fund earned an average annualized return of 4.13%. As of September 30, 1996, the Fund had net assets of $216.0 million with 5,651 shareholder accounts. The Fund maintained a stable net asset value of $1.00 per share throughout the period.

     An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. The Fund's prospectus contains more complete information, including fees and expenses. The prospectus should be read carefully before you invest or send money. Yields will fluctuate. If the Fund's expenses had not been capped, the Fund's 7-day annualized yield and 30-day annualized yield would have been 4.75% and 4.71%, respectively.

Minimum Initial Investment - $10,000

     The minimum initial investment is $10,000. However, shareholders of any of the Gabelli Funds may acquire the Fund with an initial investment of $3,000. IRAs and retirement related accounts and custodial accounts for minors require an initial investment of only $1,000. The Fund provides checkwriting and exchange privileges. Expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. The Fund is designed as a low-cost investment vehicle for the long-term investor and is an excellent vehicle in which to store idle cash. The Fund continues to offer free check writing to shareholders.

Internet

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us E-mail at info@gabelli.com.

Daily Dividends

     The Fund declares daily dividends which are reinvested quarterly unless you request a cash distribution. 100% of the Fund's income dividends are derived from U.S. government securities and are therefore exempt from state and local income taxes in all states. Please check with your tax advisor.

     We thank you for your investment and we will work hard to preserve your assets and provide competitive returns in the Treasury money market funds arena. We are available to answer any questions you may have. Call us at 1-800-GABELLI (1-800-422-3554).


                                Sincerely,


     /s/ Ronald S. Eaker                          /s/ Bruce N. Alpert

     Ronald S. Eaker                              Bruce  N. Alpert
     Vice President & Portfolio Manager           Vice President & Treasurer


November 1, 1996


--------------------------------------------------------------------------------

                   1996 TAX NOTICE TO SHAREHOLDERS (Unaudited)

     U.S. Government Income:

       The percentage of the ordinary income dividend paid by the Fund during the period from October 1, 1995 to September 30, 1996 which was derived from U.S. Treasury Securities was 100%. Such income is exempt from state and local income tax in all states. Due to the diversity in state and local tax laws, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.

--------------------------------------------------------------------------------

The Gabelli U.S. Treasury Money Market Fund
Statement of Net Assets -- September 30, 1996
================================================================================

                                                     Annualized
       Principal                                    Yield at Date          Maturity
         Amount                                     of Purchase              Date                       Value
         ------                                     -----------              ----                       -----
                    U.S. TREASURY OBLIGATIONS -- 99.7%
                    U.S. Treasury Bills -- 93.4%
     $203,261,000   U.S. Treasury Bills........    5.030% to 5.130%  10/24/1996-01/23/1997          $ 201,814,242
                                                                                                    -------------
                                                   Interest Rate
                    U.S. Treasury Notes -- 6.3%
       13,515,000   U.S. Treasury Notes........        6.875%            10/31/1996                    13,532,638
                                                                                                    -------------

TOTAL INVESTMENTS (Cost $215,346,880) (a)..................................................   99.7%   215,346,880
Payable for Fund shares redeemed...........................................................   (0.1)      (274,114)
Payable to Manager.........................................................................   (0.0)       (28,258)
Cash and Other Assets in Excess of Liabilities  ...........................................    0.4        993,005
                                                                                             -----  -------------
NET ASSETS (applicable to 216,037,513 shares of beneficial interest issued and outstanding, $0.001 par value, one billion shares authorized)........................  100.0% $ 216,037,513
                                                                                             =====  =============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE...................................                $1.00
                                                                                                           =====

(a) Aggregate cost for Federal tax purposes is identical.

Financial Highlights
================================================================================
Per share amounts for a Fund share outstanding throughout each year ended September 30,

                                                                       1996             1995            1994              1993*
                                                                       ----             ----            ----              -----
Operating performance:
Net asset value, beginning of year .............................  $        1.00    $        1.00    $        1.00    $        1.00
                                                                  -------------    -------------    -------------    -------------
Net investment income (b) ......................................         0.0492           0.0528           0.0323           0.0271
Net gain on investments ........................................         0.0006           0.0002           0.0002           0.0002
                                                                  -------------    -------------    -------------    -------------
  Total from investment operations .............................         0.0498           0.0530           0.0325           0.0273
                                                                  -------------    -------------    -------------    -------------
Distributions to shareholders from:
  Net investment income ........................................        (0.0492)         (0.0528)         (0.0323)         (0.0271)
  Net realized gains ...........................................        (0.0006)         (0.0002)         (0.0002)         (0.0002)
                                                                  -------------    -------------    -------------    -------------
  Total distributions ..........................................        (0.0498)         (0.0530)         (0.0325)         (0.0273)
                                                                  -------------    -------------    -------------    -------------
Net asset value, end of year ...................................  $        1.00    $        1.00    $        1.00    $        1.00
                                                                  =============    =============    =============    =============
Total return** .................................................            5.1%             5.4%             3.3%             2.8%
                                                                  =============    =============    =============    =============
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's) .............................  $     216,038    $     218,036    $     186,020    $     187,709
  Ratio of net investment income to average net assets .........           4.92%            5.30%            3.23%            2.73%
  Ratio of operating expenses to average net assets (c) ........           0.30%            0.27%            0.30%            0.30%

----------
*    The Fund commenced operations on October 1, 1992.
** Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(b) Net investment income before fees waived by the Manager for the years ended September 30, 1996, 1995, 1994 and 1993 was $0.0477, $0.0516, $0.0312 and
     $0.0255, respectively.
(c) Operating expense ratios before fees waived by the Manager for the years ended September 30, 1996, 1995, 1994 and 1993 were 0.45%, 0.39%, 0.43% and
     0.46%, respectively.

                       See Notes to Financial Statements.

The Gabelli U.S. Treasury Money Market Fund
Statement of Operations
Year Ended September 30, 1996
================================================================================
Investment Income:
   Interest income ...........................................     $ 13,077,787
                                                                   ------------
Expenses:
   Management fee ............................................          750,885
   Transfer agent fees .......................................          157,245
   Registration and filing fees ..............................           71,112
   Custodian fees ............................................           42,999
   Legal and audit fees ......................................           27,644
   Trustees' fees ............................................           26,376
   Amortization of organization expenses .....................           20,962
   Other .....................................................           29,105
                                                                   ------------
       Total expenses before fees waived by Manager ..........        1,126,328
       Fees waived by Manager ................................         (375,443)
                                                                   ------------
       Total Expenses -- Net .................................          750,885
Net investment income ........................................       12,326,902
                                                                   ------------
Net realized gain on investments .............................          144,619
                                                                   ------------
Net increase in net assets resulting from operations .........     $ 12,471,521
                                                                   ============


Statements of Changes in Net Assets
================================================================================

                                                                       Year             Year
                                                                      Ended            Ended
                                                                     9/30/96          9/30/95
                                                                ---------------   ---------------
Net investment income ........................................  $    12,326,902   $    12,304,496
Net realized gain on investments .............................          144,619            78,346
                                                                ---------------   ---------------
Net increase in net assets resulting from operations .........       12,471,521        12,382,842
Distributions to shareholders from:
  Net investment income ......................................      (12,326,902)      (12,304,496)
  Net realized gain on investments ...........................         (144,619)          (78,346)
Share transactions ($1.00 per share):
  Shares sold ................................................    1,379,164,485     1,143,159,517
  Shares issued on reinvestment of dividends and distributions       11,971,379        11,856,303
  Shares redeemed ............................................   (1,393,134,459)   (1,123,000,143)
                                                                ---------------   ---------------
Net increase/(decrease) in net assets ........................       (1,998,595)       32,015,677
NET ASSETS:
Beginning of year ............................................      218,036,108       186,020,431
                                                                ---------------   ---------------

End of year ..................................................  $   216,037,513   $   218,036,108
                                                                ===============   ===============

                       See Notes to Financial Statements.

Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The Gabelli U.S. Treasury Money Market Fund (the "Fund") is a series of The Gabelli Money Market Funds, a Delaware business trust (the "Trust"). The Fund is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced operations on October 1, 1992. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Investments are valued at amortized cost (which approximates market value) whereby a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned.

Dividends and Distributions. Dividends from investment income (including realized capital gains and losses) are declared daily and paid monthly. Distributions of long-term capital gains, if any, are paid annually.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Deferred Organization Expenses. A total of $104,264 was incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

2. Agreements with Affiliated Parties. The Trust has entered into a management agreement (the "Management Agreement") with Gabelli Funds, Inc. (the "Manager"), which provides that the Trust will pay the Manager a fee, computed daily and paid monthly, at the annual rate of 0.30 percent of the value of the Fund's average daily net assets. In accordance with the Management Agreement, the Manager provides a continuous investment program for the Fund's portfolio, provides all facilities and personnel, including officers required for its administrative management, and pays the compensation of all officers and Trustees of the Fund who are its affiliates. To the extent necessary, the Manager has undertaken to assume certain expenses of the Trust so that the total expenses do not exceed 0.30 percent of the Fund's average daily net assets. For the year ended September 30, 1996, the Manager voluntarily waived management fees of $375,443.

The Manager has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Gabelli-O'Connor Fixed Income Mutual Funds Management Company (the "Sub-Adviser"), which provides that the Manager will pay the Sub-Adviser a fee, computed daily and paid monthly, at the annual rate of 0.08 percent of the value of the Fund's average daily net assets. In accordance with the Sub-Advisory Agreement, the Sub-Adviser provides day-to-day management of the Fund's investments.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
================================================================================

To the Shareholders and Board of Trustees
The Gabelli U.S. Treasury Money Market Fund
(a series of The Gabelli Money Market Funds)

     We have audited the accompanying statement of net assets of The Gabelli U.S. Treasury Money Market Fund (a series of The Gabelli Money Market Funds) as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli U.S. Treasury Money Market Fund at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with generally accepted accounting principles.

New York, New York
October 25, 1996


                                              /s/ Ernst & Young LLP

                            The Gabelli U.S. Treasury
                                Money Market Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                Board of Trustees

Mario J. Gabelli, CFA                             John J. Parker
Chairman and President                            Attorney-at-Law
                                                  McCarthy, Fingar, Donovan,
Anthony J. Colavita                               Drazen & Smith
Attorney-at-Law
Anthony J. Colavita, P.C.                         Karl Otto Pohl
                                                  Former President
Vincent D. Enright                                Deutsche Bundesbank
Senior Vice President and
Chief Financial Officer                           Anthonie C. van Ekris
Brooklyn Union Gas Company                        Managing Director
                                                  BALMAC International, Inc.
Thomas E. O'Connor
General Partner
Gabelli-O'Connor Fixed Income
Mutual Funds Management Company

                                    Officers

Mario J. Gabelli, CFA                             Bruce N. Alpert
Chairman and President                            Vice President and Treasurer

James E. McKee                                    Henley L. Smith
Secretary                                         Vice President

Ronald S. Eaker
Vice President and
Portfolio Manager

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli U.S. Treasury Money Market Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------